Exhibit 10.4

LINE OF CREDIT RENEWAL AGREEMENT

Note #300915

This LINE OF CREDIT RENEWAL AGREEMENT {the "Agreement") is made this 7th day of September the year 2014 by and between:

THE BANKERS' BANK OF KENTUCKY
107 Progress Drive
P.O. Box 713
Frankfort, Ky. 40601                                           ("Lender")

And

PREMIER FINANCIAL BANCORP, INC.
2883 5th Avenue
Huntington, WV 25702                                         ("Borrower")

Whereas, Borrower is Indebted to Lender as of the date hereof in the amount of $0.00 evidenced by a promissory note from Borrower to Lender in the original face amount of five million and 00/100 ($5,000.000.00), dated September 7, 2012 {the "Note") and then renewed on September 7, 2013, which is secured by 559,800 shares of Citizens Deposit Bank & Trust (Vanceburg) capital stock.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Amendment of Terms. Borrower and Lender desire to modify, renew and/or extend the Note by amending the terms thereof as follows, to be effective from and after the date hereof:

The Maturity Date of the Note, at which time all unpaid principal, accrued interest and other charges, fees and expenses shall be due and payable in full, shall be September 7, 2015.

Interest shall accrue on the outstanding principal balance of the Note, based on the actual number of days elapsed over an assumed year of 365 days, at the rate per annum equal to the JP Morgan Chase Co. Prime, adjusted daily, with a floor rate of 4.50%.

Borrower shall make payments on the Note as follows
Interest due quarterly beginning December 7, 2014.
Principal and all outstanding interest due and payable at maturity.

2.
Acknowledgements and Waivers of Borrower. Borrower acknowledges that it has no defense to repayment of the Note in full and Borrower further acknowledges that it is not aware of any claim or cause of action it currently has against Lender. Borrower hereby fully, finally and forever releases Lender from and against any and all claims Borrower has or may have against Lender directly or indirectly arising out of the negotiation, closing or administration of the loan evidenced by the Note or directly or indirectly arising out of the negotiation or execution of this Agreement. Borrower further acknowledges and agrees that any other waivers of rights or defenses contained in the Note or any of the Security Documents shall remain in full force and effect and are hereby remade and affirmed as if set forth in full herein.

3.
No Novation.  Lender and Borrower specifically agree that this Agreement represents a continuation and modification of credit previously extended and is not intended to constitute a novation. Except as expressly modified or amended herein, all of the terms and conditions of the Note, Loan Agreement, and any other Security Documents shall remain in full force and effect.

4.
LATE CHARGE AND DEFAULT RATE OF INTEREST. IF ANY PAYMENT DUE UNDER THE NOTE, AS AMENDED HEREBY, IS NOT RECEIVED BY LENDER WITHIN 20 DAYS OF THE DATE IT IS DUE,THEN A LATE CHARGE OF 3.00% MAY BE CHARGED BY THE LENDER. UPON MATURITY OF THE NOTE, WHETHER BY ACCELERATION OR OTHERWISE, OR UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE NOTE, IN ADDITION TO ANY AND ALL OTHER REMEDIES TO WHICH THE LENDER MAY BE ENTITLED, THE APPLICABLE RATE OF INTEREST ON THIS NOTE SHALL BE INCREASED TO 5.00% PER ANNUM IN EXCESS OF THE RATE SET FORTH IN PARAGRAPH 1, ABOVE.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above

LENDER                                                                                           BANKERS' BANK OF KENTUCKY

                       By  /s/ John B. Clark
                       John B. Clark, Executive Vice President

BORROWER                                                                                    PREMIER FINANCIAL BANCORP, INC.

                        By  /s/ Brien M. Chase
                         Brien M. Chase, SVP/CFO